Patrick Industries, Inc.

Investor Presentation
September 2016

NASDAQ: PATK

Forward-Looking Statements

This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Company Overview

Patrick History

1959 1961 1968 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

- **Company founded** (1959)
- **Date of Incorporation** (1961)
- Company taken public (NASDAQ) (1968)
- Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)
- Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)
- Todd Cleveland named President ('08) /CEO ('09)
- Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt
- **Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture**
- **Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)**
- Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)
- Acquisition Highlights (2010-2016):
  29 companies
  $391MM aggregate purchase price
  $675MM annualized sales
  Primarily RV industry-based
- Announces Stock Repurchase Plan (2/13) with increases announced in 2/14 and 2/15; New $50MM Stock Repurchase Plan (1/16)
- Completes 3-for-2 common stock split (5/15)
- **Refinances Credit Facility led by Wells Fargo to $125MM (6/14), to $165MM (11/14), to $185MM (2/15), to $250MM (4/15), to $300MM (8/15), and to $360MM (7/16)**

Patrick at a Glance

- Founded in 1959 and incorporated in Indiana in 1961
- Headquartered in Elkhart, Indiana – the “RV Capital of the World”
- Leading national manufacturer and supplier of building and component products to the RV, MH and Industrial markets
- Operates over 60 facilities in 16 states
- Approximately 4,800 employees
- Listed on the NASDAQ under ticker PATK
- Acquired 29 companies from 2010 – 2016
  - $391 million aggregate purchase price
  - $675 million annualized sales (at time of acquisition)
- 2016 is focused on continued organic and acquisition growth, and expanding geographical product reach






Strong Brands

PATRICK INDUSTRIES, INC.

North American Forest Products
ADORN
BETTERWAY PRODUCTS
CUSTOM VINYLS
North American MOULDING
PRECISION PAINTING
ATA COUNTERTOPS
CWD Creative Wood Designs
Gustafson Lighting
PATRICK Distribution
FOREMOST
Interior Components Plus
Middlebury Hardwood Products
CUSTOMER 1st
F
I
R
S
T
Structural Composites of Indiana
WSF West Side Furniture
PRAXIS GROUP
CARRERA CUSTOM PAINTING
MILLENNIUM PAINT
Parkland Plastics
GuestAudioVideo
FRONTLINE MANUFACTURING
Premier Concepts Inc.
CHARLESTON
PolyDyn3
DI DECOR
Gravure Ink
DECORATIVE DYNAMICS
THE PROGRESSIVE GROUP
BH ELECTRONICS
The Studio
CANA CABINETRY DISTINCTIVE KITCHEN CABINETRY
MSM MISHAWAKA SHEET METAL
LS Manufacturing

Patrick Industries Overview

RV

- 76% of 6M 2016 Net Sales
- Includes wall/ceiling panels, pressed and hardwood doors, countertops, fabricated aluminum & FRP products, wrapped mouldings, cabinet doors, electrical/wiring/ plumbing, furniture, RV painting, lighting, wall coverings, fiberglass products, bath fixtures & small components, electronics, and mattresses




MH

- 12% of 6M 2016 Net Sales
- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, bath and shower surrounds, and trusses




Industrial

- 12% of 6M 2016 Net Sales
- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, office and residential furniture
- 45% residential housing
- 55% retail, commercial, hospitality and institutional




Patrick Facility Profile


ADORN
BETTERWAY PRODUCTS
FRONTLINE
Gravure Ink
Parkland Plastics
LS Manufacturing
PolyDyn
West Side Furniture
DECOR
PATRICK
CUSTOM VINYLS

Sales & Earnings Growth

($ in millions except per share amounts)



Sales Growth
+36%
$595
+24%
$736
+25%
$920
$457
+30%
$594
2013
2014
2015
6M '15
6M '16
Sales



Earnings Growth
+11%
$1.49
+29%
$1.91
+42%
$2.72
$1.37
39%
$1.90
+13%
$24
+28%
$31
+38%
$42
$21
+35%
$29
2013
2014
2015
6M '15
6M '16
Net Income
Diluted EPS

- Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth, and market share gains
- Net Income and EPS growth continue to outpace our sales growth driven by the following:
  - Acquisition related revenue
  - Increased synergies and efficiencies with acquisitions
  - Leveraging of fixed costs and managing controllable expenses
  - Share buyback program

Margin Expansion

($ in millions)



Margin %
($ millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
10.9% 11.8% 13.5% 14.4% 15.5% 15.7% 15.2% 15.0% 15.0% 15.2% 15.1% 15.3% 15.4% 15.7% 16.0% 16.1% 16.1% 16.2% 16.3% 16.5% 16.6% 16.8%
1.6% 2.2% 3.7% 4.4% 5.9% 6.2% 6.2% 6.2% 6.3% 6.8% 6.7% 6.8% 6.9% 6.9% 7.0% 7.0% 7.0% 7.2% 7.3% 7.6% 7.7% 7.8%
$44
$13
$66
$27
$91
$41
$119
$51
$152
$70
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16
Gross Margin
Operating Income
Gross Margin %
Operating Margin %

Our gross and operating margins have continued to expand driven by increased sales volume, leveraging our fixed costs and strategic acquisitions

*Calculated on TTM basis

The RV Market

RV Industry Conditions & Consumer Trends


Economy
Demographics
Industry Strength
Lifestyle
Long-Term Market Growth

Industry Strength

- Retail shipments outpaced wholesale shipments in 2015 allowing for healthy dealer inventories
- 2015 wrapped up 6th consecutive year of wholesale unit shipment growth --- 2016 projected growth of 8%; Q2 YTD 2016 wholesale unit shipments grew 12%
- New innovative designs and products appealing to all age groups and attracting younger buyers
- Smaller units with lower price points reaching broader economic class of people

Demographics

- One in ten vehicle-owning households between 50 and 64 own at least one RV
- 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership
- 70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next three years

Economy

- Consumer confidence 97.9 avg. for 2015 compared to 86.8 avg. for 2014[1] – 2016 August YTD average 96.1
- 2016 July YTD average unemployment rate at ~4.9%
- Continued low fuel prices

Lifestyle

- Culture shift toward outdoor activities being embraced by all population segments, from Boomers to Millennials
- More economical vacations with the typical RV family vacation being 27-62 percent less expensive than a traditional vacation
- Large segment of population, "Millennials", is embracing active and outdoor lifestyle
- 2015 saw 5% growth in new campers

Source: [1]The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; U.S. Energy Information Administration; RVIA; KOA Camping Report 2016

RV Industry Annual Shipment Trends

(shipments in thousands)

RV Wholesale Unit Shipments


Gulf War
9/11 Attacks
Residential Housing Crisis
+21%
259
+24%
321
+22%
391
+22%
476
173
163
203
228
247
248
255
293
300
257
311
321
370
384
353
237
166
242
252
286
321
357
374
405
Potential Runway
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F
2017F
2018F
2019F
2020F
Consumer Confidence
RV Annual Shipments

The RV industry has experienced steady growth over the last five years following a 58% decline in unit shipments during the period of 2006-2009. While past major cycle downturns were surrounded by major economic and global events, trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks points to an extended runway and the next potential peak at over 476,000 units approximating the 6th or 7th inning of the cycle statistically.

Source: 1990 – 2017F RVIA; 2018F – 2020F Company Estimates

RV Shipments


($ in millions)
(shipments in thousands)
$187
+60%
$300
+43%
$430
+27%
$548
+26%
$691
252
25
227
+13%
286
28
258
+12%
321
38
283
+11%
357
44
313
+5%
374
47
327
$350
+29%
$452
203
25
178
+11.7%
226
29
197
2011
2012
2013
2014
2015
6M'15
6M'16
Towable Shipments
Motorized Shipments
Patrick RV Sales

Industry Stats

Towable RVs	Motorized RVs
➢ 89% of industry unit sales (on avg. since 2010)	➢ 11% of industry unit sales (on avg. since 2010)
➢ 59% of retail dollar sales, or $9.7 billion	➢ 41% of retail dollar sales, or $6.8 billion
➢ Retail cost $5,000 to $160,000 per unit (avg. $29,500)	➢ Retail cost $43,000 to $500,000+ per unit (avg. $144,500)

Source: RVIA 2015 Industry Profile

RV Towable Shipments



RV wholesale towable shipments (in thousands)
228
258
283
313
327
178
197
1%
5%
26%
68%
4%
69%
25%
70%
3%
71%
23%
73%
22%
74%
2011
2012
2013
2014
2015
6M'15
6M'16
Travel Trailers
Travel Trailers - Fifth Wheel
Folding Camping Trailers
Truck Campers

Travel Trailers

- 70% of towable unit sales (on avg. since 2010)
- 57% of towable retail dollar sales, or $5.5 billion
- Retail cost $8,000 to $95,000 per unit (avg. $23,000)

Travel Trailers – Fifth Wheel

- 25% of towable unit sales (on avg. since 2010)
- 41% of towable retail dollar sales, or $4.0 billion
- Retail cost $18,000 to $160,000 per unit (avg. $53,000)

Folding Camping Trailers

- 4% of towable unit sales (on avg. since 2010)
- 1% of towable retail dollar sales, or $0.1 billion
- Retail cost $5,000 to $22,000 per unit (avg. $11,000)

Truck Campers

- 1% of towable unit sales (on avg. since 2010)
- 1% of towable retail dollar sales, or $0.1 billion
- Retail cost $6,000 to $55,000 per unit (avg. $24,000)

Source: RVIA 2015 Industry Profile

RV Motorized Shipments



RV wholesale motorized shipments (in thousands)
25
28
38
44
47
25
29
8%
41%
51%
8%
41%
51%
6%
44%
50%
7%
43%
50%
7%
47%
46%
7%
48%
45%
7%
51%
42%
2011
2012
2013
2014
2015
6M '15
6M '16
Conventional (Class A)
Mini (Class C)
Van Campers (Class B)

Conventional (Class A)

- 50% of motorized unit sales (on avg. since 2010)
- 66% of motorized retail dollar sales, or $4.5 billion
- Retail cost $60,000 to $500,000+ per unit (avg. $205,000)

Van Campers (Class B)

- 7% of motorized unit sales (on avg. since 2010)
- 6% of motorized retail dollar sales, or $0.4 billion
- Retail cost $60,000 to $130,000 per unit (avg. $119,000)

Mini (Class C)

- 43% of motorized unit sales (on avg. since 2010)
- 28% of motorized retail dollar sales, or $1.9 billion
- Retail cost $43,000 to $200,000 per unit (avg. $89,000)

Source: RVIA 2015 Industry Profile

Retail vs. Wholesale - '15 vs. '14

(shipments in thousands)



RV Towables - Total
327
330
+5%
+14%
2015
Dealer
Retail



Towables - Travel Trailer
73% of 2015 towable shipments
239
240
+8%
+16%
2015
Dealer
Retail



Towables - Fifth Wheel
23% of 2015 towable shipments
75
75
-2%
+8%
2015
Dealer
Retail



RV Motorized - Total
47
42
+8%
+15%
2015
Dealer
Retail



Motorized - Class A
46% of 2015 motorized shipments
22
22
+0%
+11%
2015
Dealer
Retail



Motorized - Class B & C
54% of 2015 motorized shipments
25
20
+15%
+20%
2015
Dealer
Retail

- Growth of retail outpaced that of wholesale in both Towables and Motorized for 2015
  - Towable retail increased 14% in 2015 compared to wholesale shipment growth of 5%
  - Motorized retail increased 15% in 2015 compared to wholesale shipment growth of 8%

Source: RVIA – dealer shipments; Statistical Surveys, Inc. – retail shipments

Retail vs. Wholesale – June ’16 TTM vs. June ’15 TTM

(shipments in thousands)

■ Dealer ■ Retail

RV Towables - Total


347
344
+8%
+10%
2016

Towables - Travel Trailer

74% of June ‘16 TTM towable shipments


258
255
+11%
+13%
2016

Towables - Fifth Wheel

22% of June ‘16 TTM towable shipments


76
76
-1%
+4%
2016

RV Motorized - Total


51
43
+13%
+10%
2016

Motorized - Class A

45% of June ‘16 TTM motorized shipments


23
22
+5%
+6%
2016

Motorized - Class B & C

55% of June ‘16 TTM motorized shipments


28
22
+21%
+15%
2016

- **Growth of retail outpaced that of wholesale for Towables for June ’16 TTM, retail increased 10% compared to wholesale shipment growth of 8%**

Source: RVIA – dealer shipments; Statistical Surveys, Inc. – retail shipments

RV Content per Unit



$5,600
$1,998
$1,707
$1,410
$1,217
$924
$671
2012 – 2016 avg. content increase = $269 per year, CAGR 21%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Total Potential

- RV unit content increased 17% in Q2 '16 vs. prior year
  - Driven by new products, extension growth, acquisitions, and market share gain
- 100% market share in existing products would yield an estimated $5,600 RV content per unit

*Calculated on TTM basis

Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Drawer Fronts & Sides
Lighting
Mattresses
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

Patrick Product Lines – RV Exterior


Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Motion Sensing Lights
Laminated Side Walls
LED Lighting
Paint & Paint Mask

<u>Additional Product Lines:</u>

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

The MH Market

MH Market Conditions & Consumer Trends

- Approximately 9 million households with 22 million people living in manufactured homes (9% of nation's single family housing stock)
- Affordable form of home ownership:
  - Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)
  - Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)
- Flexible production process allows for more custom features at lower cost:
  - Multiple exterior options and interior floor plans available
  - Energy efficient materials, green and alternative energy home designs
  - Built with precision – three layers of quality oversight nationally administered by HUD
- Engineered for wind safety and energy efficiency based on geographic region in which homes are sold
- Appreciate in value as with other forms of housing
- Typical financing terms for MH loans on new homes:
  - 5 – 20% down payment (based on inclusion of land in financing)
  - 15 – 30 year loan terms – based on credit profile, home size, and loan type



Source: Manufactured Housing Institute (MHI)

MH Market Indicators

Drivers of Consumer Demand


Dealer and manufacturer inventory levels
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely to return to more permanent housing
- Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford

Source: Manufactured Housing Institute (MHI)

MH Annual Shipment Trends

(shipments in thousands)


MH Wholesale Unit Shipments
193
168
131
131
147
118
96
82
50
50
52
55
60
64
71
80
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F

The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors.

Source: 1990-2015: Manufactured Housing Institute (MHI); 2016F Company Estimate

MH Shipments


($ in millions)
(shipments in thousands)
$79
+0%
$79
-6%
$74
+15%
$85
+12%
$95
+14%
$109
+18%
$129
50
+1%
50
+3%
52
+6%
55
+10%
60
+7%
64
+10%
71
$58
+24%
$72
33
+20%
40
2009
2010
2011
2012
2013
2014
2015
6M '15
6M '16
Wholesale Units
Patrick MH Sales

- Wholesale unit shipments continue to increase YoY – up 20% in 6M 2016
- Patrick MH segment sales are up 24% in 6M 2016 led by acquisitions and strong market share gain from our distribution branches

MH Content per Unit



Content per Unit
2012 – 2016 avg. content increase = $91 per year, CAGR 6%
$1,547
$1,461
$1,585
$1,592
$1,790
$1,827
$6,200
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Total Potential

- MH unit content increased 2% in Q2 '16 vs. prior year
  - Driven by new products, extension growth, acquisitions, and market share gain
- 100% market share in existing products would yield an estimated $6,200 MH content per unit

**Calculated on TTM basis*

Patrick Product Lines – MH


Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

Patrick MH Products Growth Potential



Alternative Roofing
Insulation
Solar Panels
Composite Decking
Hardware
Lumber
Windows
Carpet & Carpet Pad
Brackets/Braces & Hardware

Additional Supplied Products:

- Water Heaters
- Appliances
- Toilets/Plumbing
- HVAC

The Industrial Market

Industrial Market Indicators



Growth in Housing Market Driving Demand
New Housing Starts (000's)
Existing Home Sales (000's)
1,200
1,100
1,000
900
800
700
600
500
400
5,500
5,300
5,100
4,900
4,700
4,500
4,300
4,100
3,900
2009
2010
2011
2012
2013
2014
2015
554
587
609
781
925
1,003
1,112
4,340
4,190
4,260
4,660
5,090
4,940
5,250
New Housing Starts
Existing Home Sales



Market Growth
New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 45% of the Company's industrial revenue base is tied directly to the residential housing market (new construction and remodel)
- Our sales to the industrial market generally lag new residential housing starts by six to nine months
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets

**New Housing Starts: NAHB; Existing Home Sales: National Assoc. of Realtors*

Residential & Non-Residential Trends


($ in millions)
(housing starts in thousands)
non-res construction spend (commercial), YoY chg.
$40
-4% $39
+19% $46
+13% $52
+33% $70
+13% $79
+28% $101
$49
+44% $70
-14%
-23%
-4%
+5%
-1%
+10%
+12%
+12%
+9%
554
+6% 587
+4% 609
+28% 781
+18% 925
+8% 1,003
+11% 1,112
535
+7% 571
2009
2010
2011
2012
2013
2014
2015
6M'15
6M'16
Residential Housing Starts
Patrick Industrial Sales

- Our products have applicability in both new construction and remodel markets
- We estimate that approximately 45% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery while the remaining is tied to non-residential

Source: U.S. Census Bureau

New Housing Starts Trends

(housing starts in thousands)



1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,112
1,179
1,280
1,364
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F
2017F
2018F

We estimate that approximately 45% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.

Source: 1990-2015: U.S. Census Bureau; 2016-2018F: NAHB (as of July 29, 2016)

Strategy Execution

Capital Allocation

- Acquisitions
- Geographic and product expansion
- Stock buyback program
  - At prices and volumes deemed appropriate by the Board and management
- Investments in infrastructure and capital expenditures
- Debt reduction and leverage position
  - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams with strong customer and supplier relationships and operational talent
  - High quality product lines
  - Strong growth potential
  - Strategic value proposition to our business model
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial spirit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results and earnings per share
- **Diversification opportunities:**
  - Seek out and pursue acquisitions in adjacent markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure
- **Acquisition profile:**
  - We maintain a disciplined approach and are comfortable evaluating and exploring both smaller and larger acquisition candidates that have the potential to bring long term strategic value to the organization
  - The pipeline continues to have a broad scale of candidates with annualized revenues ranging from $10 million to $60 million in size

Acquisition Summary by Year

2010 Acquisition Highlights
- 2 companies
- $6MM aggregate purchase price
- $22MM annualized sales
- Primarily RV market-based

2011 Acquisition Highlights
- 3 companies
- $7MM aggregate purchase price
- $26MM annualized sales
- Primarily RV & Industrial market-based

2012 Acquisition Highlights
- 4 companies
- $30MM aggregate purchase price
- $80MM annualized sales
- Primarily RV market-based

2013 Acquisition Highlights
- 3 companies
- $17MM aggregate purchase price
- $42MM annualized sales
- Primarily RV market-based

2014 Acquisition Highlights
- 7 companies
- $72MM aggregate purchase price
- $126MM annualized sales
- Primarily RV market-based

2015 Acquisition Highlights
- 4 companies
- $146MM aggregate purchase price
- $233MM annualized sales
- Primarily RV market-based

2016 Acquisition Highlights
- 6 companies
- $113MM aggregate purchase price
- $146MM annualized sales
- RV, MH & Industrial market-based

> - **$88MM in average revenues acquired from 2010-2015**
> - **$134MM average revenues acquired the past 3 years 2013-2015**
> - **$146MM in annualized revenues acquired thus far in 2016**

Geographic & Product Expansion



Pacific Northwest
- Lamination
- Aluminum
- FRP
- Fiberglass
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products
- Industrial
- Interior Doors

Southern California
- Softwoods
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products

Texas
- Softwoods
- Hardwood Products
- Industrial

Northeast
- Softwoods
- Fiberglass
- Solid Surface
- Hardwood Products
- Slotwall Products

Southeast
- Lamination
- Fiberglass
- Solid Surface

Focus on expansion opportunities with $160MM potential, while minimizing any potential risks or pitfalls

Stock Buyback



Stock Buyback (000's)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
388
611
611
611
611
753
870
1,128
1,324
1,324
1,324
1,747
1,817
1,857
388
223
142
117
258
196
423
71
40
$9.18
$9.95
$9.95
$9.95
$9.95
$12.97
$14.95
$17.73
$19.38
$19.38
$19.38
$24.41
$25.04
$25.47
Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Stock Price
Incremental Shares Repurchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

- The 2013 Repurchase plan has been fully executed
  - Total of 1,817,313 shares repurchased at an average share price of $25.04 for a total cost of $45.5 million
- The 2016 Repurchase plan approved in January 2016
  - Total of 40,102 shares repurchased at an average share price of $44.93 for a total cost of $1.8 million

Capital Expenditures


($ in thousands)
$2,453
$4,218
$309
$1,356
$2,436
$7,895
$8,669
$6,542
$7,958
$12,000
Recession
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F

We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels

Capital Allocation

($ in millions)



$42
345
41
47
($213)
$262
2010 Beginning Debt
Acquisitions
Capital Spending
Stock Buybacks
Debt Payments
Q2 2016 Ending Debt

Debt increased $220MM from 2010 to Q2 2016 with $433MM invested in capital allocation strategy over that time period

Funding Growth with Cash Flows

	2011	2012	2013	2014	2015
Cash Flows From Operating Activities:					
Net income	$ 8,470	$28,095	$24,040	$30,674	$ 42,219
Depreciation & amortization	4,916	5,586	7,297	10,433	16,775
Deferred financing amortization	995	543	430	365	490
Stock compensation/deferred compensation/DTA/other	2,554	(3,596)	5,232	4,948	3,041
Changes in operating assets & liabilities, net	(5,120)	(9,631)	(14,568)	(679)	3,105
Net cash provided by operating activities	**$11,815**	**$20,997**	**$22,431**	**$45,741**	**$ 65,630**
Capital expenditures	(2,436)	(7,895)	(8,669)	(6,542)	(7,958)
Free cash flow	**$ 9,379**	**$13,102**	**$13,762**	**$39,199**	**$ 57,672**
Free cash flow growth vs. prior year		**40%**	**5%**	**185%**	**47%**

- **Consistently generating strong operating cash flows**
  - **Low capital expenditure maintenance resulting in strong free cash flows to fund capital allocation strategy**
  - **Improved earnings and continued balance sheet discipline resulted in significant FCF growth in 2015 vs. prior year**

Balance Sheet Strength


Leverage Position Trend
5.0
4.0
3.0
2.0
1.0
0.0
$30MM of Acquisitions
$17MM of Acquisitions
$72MM of Acquisitions
$146MM of Acquisitions
$67MM of Acquisitions
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16

We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix.

Stock Performance


Split Adjusted Stock Performance
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
12/31/13
12/31/14
12/31/15
8/31/16
$28.93
$43.98
$19.29
$29.32
$43.50
$64.03
52% TSR
48% TSR
118% TSR
Pre-Stock Split Close Price
Post-Stock Split Close Price

As of August 31, 2016, our split-adjusted closing stock price was $64.03, approximately 146% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating an 118% total shareholder return over that time period

Source: NASDAQ

Why Patrick Industries

Markets	• Approximately $17 billion addressable expanding RV & MH markets • Emerging industrial and housing market
Business Model	• Continuously expanding product and company portfolio through organic growth and growth through acquisitions • Execution of strategic plan and balanced capital allocation strategy
Leadership	• Team driven by performance-oriented culture with continuous improvement focus on driving margins and profitability • Strong relationships with broad array of customers
Operations	• High variable cost concentration-based operating structure providing ability to maximize levers to manage through business cycles
Financial Performance	• Strong financial performance focusing on revenue and earnings growth while maintaining a healthy balance sheet and delivering free cash flow
Shareholder Returns	• Management focus on increasing shareholder value • Returning capital to shareholders is strategic part of capital allocation strategy

Appendix

Shareholder Value


PATK Price and Volume
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
12/31/2014
1/31/2015
2/28/2015
3/31/2015
4/30/2015
5/31/2015
6/30/2015
7/31/2015
8/31/2015
9/30/2015
10/31/2015
11/30/2015
12/31/2015
1/31/2016
2/29/2016
3/31/2016
4/30/2016
5/31/2016
6/30/2016
7/31/2016
8/31/2016
Volume
Price

Patrick had approximately 15.3 million shares outstanding and a market capitalization of approximately $980 million as of August 31, 2016

**Trade volume for 08/17/16 and 08/18/16 was approximately 0.9MM shares and 2.0MM shares, respectively, reflecting the announcement on 08/16/16 of the addition of PATK to the S&P SmallCap 600 Index effective with the close of trading on 08/18/16, and the impact of a stock upgrade by CL King & Associates (analyst coverage firm) on 08/17/16.*

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

**Projected Annualized Sales as of the acquisition date*

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
06/2014	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
06/2014	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
09/2014	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products
11/2014	Charleston Corporation	$9.5 MM	$20 MM	Manufacturing	RV	Fiberglass and small plastic components

*Projected Annualized Sales as of the acquisition date

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
02/2015	Better Way Partners, LLC	$40.5 MM	$50 MM	Manufacturing	RV	Fiberglass components
05/2015	Structural Composites of Indiana, Inc.	$20.1 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components
09/2015	North American	$85.0 MM	$165 MM	Manufacturing	RV, MH & Industrial	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials
02/2016	Parkland Plastics	$25.0 MM	$30 MM	Manufacturing	RV & Industrial	Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding
03/2016	The Progressive Group	$11.0 MM	$23 MM	Distribution	RV & Industrial	Electronics
05/2016	Cana Cabinetry	$16.8 MM	$18 MM	Manufacturing	MH & Industrial	Custom cabinetry including hardwood and MDF doors, door fronts and mouldings
06/2016	Mishawaka Sheet Metal	$14.0 MM	$28 MM	Manufacturing	RV & Industrial	Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes
07/2016	L.S. Manufacturing, Inc.	$11.0 MM	$12 MM	Manufacturing	RV & Industrial	Thermoformed plastic parts and components, including shower surrounds/bases
07/2016	BH Electronics, Inc.	$35.0 MM	$35 MM	Manufacturing	Marine	Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems

**Projected Annualized Sales as of the acquisition date*

PATRICK
INDUSTRIES, INC.